UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2000


                  Golden Chief Resources, Inc.


  Kansas                    0-12809                       48-0846635
(State of                 (Commission                   (IRS Employer
Incorporation)            File Number)                    ID Number)


            406 Griffith Avenue Terrell, Texas 75160
            (Address of principal executive offices)


                         (972) 524-8215
      (Registrant's telephone number, including area code)

Item 1.   Changes in Control of Registrant.

            On August 31, 2000 Registrant entered into an agreement to acquire 100% of the issued and outstanding common stock of MJM Oil and Gas, Inc ("MJM"). MJM is a privately held oil and gas operating company located in Richardson, Texas. MJM operates approximately 150 oil and gas wells in the State of Texas. The Agreement calls for Registrant to issue up to 215,000,000 common shares, or so many thereof as required to equal thirty percent (30%) of the then issued and outstanding shares to MJM shareholders in exchange for all shares of MJM. The proposed transaction is contingent upon Registrant's completion of a proposed offering of common stock (or other equity transaction) resulting in gross proceeds to the Registrant of a minimum of $10,000,000 for use in the exploitation, enhancement and development of the MJM properties. MJM currently operates the JFS Field in which Registrant owns a 10% working interest. As of this date Registrant has 164,141,890 shares outstanding.


Item 2.  Acquisition or Disposition of Assets.

          See Item 1 above.


Item 3.  Bankruptcy or Receivership.

          N/A


Item 4.  Changes in Registrant's Certifying Accountant.

          N/A


Item 5.  Other Events.

          N/A


Item 6   Resignation of Registrant's Directors:

          N/A


Item 7.  Financial Statements, Pro Forma Financial Information arid Exhibits.

     (a)  Pro Forma Financial Information

          Registrant has engaged a CPA firm to complete the required audits of MJM, and financial statements will be prepared and submitted at the earliest possible date.

     (b)  Financial Statements

          See Item (a) above.

     (c)  Exhibits

               Acquisition agreement between Golden Chief Resources, Inc., MJM Oil and Gas, Inc., and William W. Jackson.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNED on this the 7th day of September, 2000.

                              Golden Chief Resources, Inc.


                              By:    /s/ James W. Landrum
                              James W. Landrum, President

           Item 7(c) Exhibit to Form 8-K dated September 7, 2000










                            PLAN OF ACQUISITION


                               By and Between

                        GOLDEN CHIEF RESOURCES, INC.

                          WILLIAM W. JACKSON, and

                            MJM OIL & GAS, INC.

                       Dated as of September 7, 2000

                      PLAN AND AGREEEMENT OF PURCHASE

THIS PLAN AND AGREEMENT OF PURCHASE ("Agreement") is entered into as of September 7, 2000, by and between Golden Chief Resources Inc., a Kansas corporation ("GCRI"), William W. Jackson ("Jackson"), and MJM Oil & Gas, Inc. ("MJM"), a Texas corporation.

                                WITNESSETH:

     WHEREAS, Jackson is the owner of 215,000 shares of common stock, par value $0.01 per share of MJM, constituting all the issued and outstanding shares of capital stock of MJM;

     WHEREAS, GCRI desires to purchase and acquire all of Jackson's shares of MJM and Jackson desires to sell the same to GCRI as hereinafter set forth; and

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                                 ARTICLE I

                                  PURCHASE

1.01 Acquisition of Jackson Stock. Subject to the terms and conditions of this Agreement, Golden Chief will exchange and Jackson will exchange and deliver to GCRI on the Closing Date his certificates for 100% of the outstanding and issued shares of stock in MJM duly endorsed to GCRI.

1.02 Purchase Price. In exchange for the shares transferred by Jackson to GCRI pursuant to Paragraph 1.01, GCRI will issue and cause to be delivered to Jackson on the Closing Date 215,000,000 shares of pre-split (see section 3.08) common stock of GCRI or such greater number of shares of GCRI necessary to equal Thirty percent (30%) of the then issued and outstanding shares of common stock in GCRI on the Closing Date.

1.03 Closing. Subject to the conditions precedent set forth herein, this Agreement shall be consummated at the office of MJM, 100 N. Central Expressway, Suite 714, Richardson, Texas 75080, on or before December 1, 2000, at 10:00 o'clock A.M. or thirty (30) days after completion of offering whichever is later (the "Closing Date"). Consummation shall include the delivery by Jackson and GCRI of the shares of Capital Stock provided for in Paragraph 1.01 and 1.02.

                                 ARTICLE II

                   STOCK TRANSFER AND EXCLUDED PROPERTIES

2.01 Excluded Assets. Upon the Closing, Date the oil and gas properties listed on Exhibit "A" will remain in MJM to the extent of its interest. It is understood by the parties hereto that MJM intends to assign all or part of the other (Non-Exhibit "A") oil and gas properties currently owned by MJM to a third party "AS IS" and "WHERE IS," without representations or warranties. Third party will assume and indemnify MJM for all liabilities, obligations, and claims arising out of said transferred assets or that assert claims subject to said transferred assets, and all duties and obligations of MJM in respect to said properties, whether arising under any law, regulation rule or contract.

2.02 Securities Restrictions. The shares of GCRI to be transferred to Jackson will be restricted shares subject to Rule 144 promulgated under the Securities Act of 1933 ("Securities Act"). The shares will bear a legend that they are restricted shares and have not been registered under the Securities Act, as amended, and may not be sold or otherwise transferred except (1) (A) pursuant to an effective registration statement registering the shares under the Act or (B) upon receipt by the issuer of an opinion of its counsel that such transaction does not violate the Securities Act or the applicable laws of any State and (2) upon approval of such transaction by a Resolution adopted by the Board of Directors of issurer.

                                ARTICLE III

               RESTRUCTURE OF GCRI AND MJM AFTER THE PURCHASE

3.01 Jackson Duties. On the Closing, Jackson shall be elected to the Board of Directors of GCRI and shall become an employee of GCRI in the position of President and Chief Operating Officer of GCRI. Jackson will retain his position as President of MJM until the Board of Directors shall otherwise determine.

3.02 Executive Committee. By the Closing Date, the Bylaws of GCRI shall have been amended to create an Executive Committee of at least three (3) members. Initial members of the Executive Committee shall be William W. Jackson, James W. Landrum and Michael McIlvain.

3.03 Amendment to ByLaws. By the Closing Date, the Bylaws of GCRI shall have been amended in order that the following actions will require approval of at least a majority of the members of the Executive Committee, and that Jackson shall be one of the assenting votes:

    a.   Issuance of additional shares of stock;

    b.   Undertaking a capital expenditure exceeding $100,000;

    c.   Borrowing funds from a financial institution;

    d.   Selling assets having a market value exceeding $100,000; and

    e.   Granting stock options to existing shareholders or third parties.

3.04 Jackson Employment Contract. On the Closing Date, GCRI shall enter into an Employment Agreement with Jackson in the form of Exhibit "B" attached hereto and made a part hereof for all purposes. Any Employment Agreement between Jackson and MJM will be terminated by Jackson without further liability of MJM and MJM will have no employment agreements with any employee that is not an employment at will agreement.

3.05 Landrum Employment Contract. Contemporaneously with the execution of the Jackson Employment Agreement, the existing Employment Agreement of James
W. Landrum with GCRI, providing that he serve as GCRI's president, will be amended to provided that Landrum will serve as the CEO of GCRI.

3.06 MJM Board. On the Closing Date a special meeting of the shareholders and directors of MJM will be held at which William W. Jackson, James W. Landrum, and Michael McIlvain will be elected to and constitute the Board of Directors of MJM. Any other directors serving as of that date will either tender their resignation from the Board of MJM on the Closing or be removed from the Board pursuant to the Bylaws of MJM.

3.07 Subsidiary Status. On the Closing Date MJM shall become a wholly owned subsidiary of GCRI.

3.08 Recapitalization. GCRI contemplates in connection with this transaction and the proposed Offering or financing and prior to Closing Date that it will effect a reverse split on its outstanding and issued stock. After the reverse split GCRI will be recapitalized to have 50,000,000 authorized shares of stock. The shares of stock to be issued to Jackson will be based on the number of shares of GCRI issued and outstanding stock after the reverse split, anticipated to be 10,000,000 total issued shares including those issued to Jackson.

                                 ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF JACKSON AND MJM

     Jackson and MJM represent and warrant to GCRI that the following matters set forth in this Article IV are true and correct as of the date hereof and will be true and correct as of the Date of Closing:

4.01 Title to Stock. Jackson is the record and beneficial holder of all outstanding shares of MJM, and Jackson will transfer title to such shares to GCRI at Closing.

4.02 Capital Stock of MJM. The authorized capital stock of MJM consists of 215,000 shares of common stock, par value $.01 per share, of which 215,000 shares are issued and outstanding and no shares are held in treasury. All of the issued and outstanding shares of MJM's common stock have been duly authorized and are validly issued, fully paid and nonassessable. There are no outstanding options, warrants, rights, agreements, contracts, calls, commitments, demands of any character, or requirements of any applicable laws, which would obligate MJM to issue any securities, including securities convertible into or evidencing the right to purchase any securities of MJM.

4.03 Authorization; Enforceability. Jackson and MJM have all necessary power, authority and capacity to execute and deliver this Agreement and the other documents and instruments to be delivered pursuant hereto and to consummate the right granted to GCRI herein and the stock transfer called for above. This agreement has been duly and validly executed and delivered by Jackson and MJM and constitutes the legal, valid and binding obligation of Jackson and MJM enforceable against Jackson and MJM, their heirs, successors or assigns in accordance with its terms.

4.04 Due Organization. MJM is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to own or lease its properties and to conduct its business as now, owned, leased or conducted, and is duly qualified to do business as a foreign corporation, in all states where it is doing business, and is in good standing in all jurisdictions in which the nature of its business as now conducted or the character of the property owned or leased by it makes such qualification necessary. MJM has no subsidiaries. MJM has provided GCRI with true, correct and complete copies of the Articles of Incorporation and Bylaws of MJM.

4.05 No Conflicts; Approvals. The execution, delivery and performance of this Agreement by Jackson and MJM will not (a) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of MJM, or (b) result in any conflict with, breach of, or default (or give rise to any right to termination, cancellation or acceleration or loss of any right or benefit) under or require any consent or approval which has not been obtained with respect to any of the terms, conditions or provisions of any contract or agreement to which MJM or Jackson is a party or by which any of them is bound. No action, consent or approval by, or filing by MJM or Jackson with any court or governmental body or agency is required in connection with the execution, delivery or performance by Jackson of this Agreement, except for any such action, consent, approval or filing which has been obtained or made prior to the date hereof.


4.06 No Undisclosed Liabilities. MJM has no existing debt with a financial institution or other liabilities other than those arising in the ordinary course of business consistent with past practice, both in nature and amount, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty or tort.

4.07 MJM Properties. MJM has good and marketable title to all of its interest in the oil and gas properties listed on Exhibit "A", together with all production casing, fixtures and personal property situated on said wells and leases.

4.08 Availability of Books and Records. Subsequent to the execution of this Agreement MJM and Jackson will cooperate with and make all of their books and records available to GCRI for inspection and they represent that all of the books, minutes, accounts and records of MJM and Jackson as made available are and will be true, correct and complete.

4.09 Assets. Subsequent to the date of the execution of this Agreement MJM will not make any transfer of Exhibit "A" assets in excess of twenty five percent (except those referred to in 2.01) or incur any debts, claims or obligations, or permit the lapse of any lease, royalty interest, permit, bond, or insurance policy, voluntarily or involuntarily, that would result in a materially adverse change in MJM's financial condition.

4.10 Taxes. MJM has no tax liabilities that are not reflected on its books and records.

4.11 Proposed Financing. Jackson and MJM will cooperate fully in connection with GCRI's efforts to arrange the proposed Offering or financing. MJM and Jackson will further cooperate in connection with any proposed restructuring, and will furnish any information requested in connection with arrangements for the proposed Offering or financing requested by parties to such proposed Offering or financing.

                                 ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF GCRI

     GCRI hereby represents and warrants to Jackson that the following matters set forth in this are true and correct as of the date hereof and will be true and correct as of the Closing Date:

5.01 Authorization; Enforceability. GCRI has the corporate power and authority to execute and deliver this Agreement and the other documents and instruments to be delivered pursuant hereto and to consummate the right granted to GCRI granted herein; provided, however, if GCRI shareholder approval is required for any action such approval may be obtained prior to Closing. GCRI's execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of GCRI. This Agreement has been duly and validly executed and delivered by GCRI and constitutes the legal, valid and binding obligation of GCRI, enforceable against GCRI in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect and general principles of equity.

5.02 Due Organization. GCRI is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and it is duly authorized, qualified and licensed under all applicable laws to carry on its business in the places and in the manner now conducted, except where the failure to be so authorized, qualified or licensed would not have a material adverse effect on its business.

5.03 No Conflicts; Approvals. The execution, delivery and performance of this Agreement by GCRI will not (a) conflict with or result in a breach of any provision of the charter or bylaws of GCRI, (b) result in any conflict with, breach of, or default (or give rise to any right to termination, cancellation or acceleration or loss of any right or benefit) under or require any consent or approval which has not been obtained with respect to any of the terms, conditions or provisions of any material contract or agreement to which GCRI is a party or by which it is bound or (c) violate any order, law, rule or regulation applicable to GCRI or by which it is bound. No action, consent or approval by, or filing by GCRI with, any court or governmental body or agency is required in connection with the execution, delivery or performance by GCRI of this Agreement, except for any such action, consent, approval or filing which has been obtained or made prior to the date hereof.

5.04 No Undisclosed Liabilities. GCRI has no existing debt with a financial institution or other liabilities other than those arising in the ordinary course of business consistent with past practice (both in nature and amount) (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty or tort). Nothing in this paragraph precludes the anticipated Offering or financing contemplated in Section. 6.02.

                                 ARTICLE VI

               CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTIES

6.01 Conditions. The obligation of the Seller and the Purchaser to consummate the sale and the Plan of Acquisition in this Agreement shall be subject to the conditions precedent specified in this Article VI.

6.02 Financing. That on or before November 1, 2000 GCRI will, by a public or private offering, or combination thereof, consummate an offering of authorized but unissued shares of the common stock of GCRI (an "Offering") or such other means satisfactory to the parties and have raised the sum of $10,000,000.00, before cost and expenses of the Offering. Notwithstanding the foregoing, if the offering has not been completed due to delays in the effectiveness of a registration statement brought about by the review of such statement by staff of the SEC, such deadline shall be extended sixty
(60) days, and may be extended further by mutual written agreement of the parties so long as GCRI continues to diligently respond to and negotiate with the SEC to obtain the effectiveness of the registration statement.

6.03 Representations. The representations and warranties of the parties contained in this Agreement shall be true as of the Closing Date and have the same effect as though made on the Closing Date. MJM, Jackson and GCRI shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them prior to the Closing Date. MJM, Jackson and GCRI shall each deliver to the other a certificate on the Closing Date and signed by Jackson or where for the companies by the President, or a Vice- President, and the Secretary of the companies, certifying to the truth of the representations and warranties provided for herein.

6.04 Governmental Regulations. No action or proceeding by any governmental body or agency shall have been threatened, asserted, or instituted against MJM or GCRI to prohibit the consummation of the transaction contemplated by this Agreement.

6.05 Permits. All Permits necessary to conduct the business of MJM and GCRI shall be valid, subsisting and in place on the Date of Closing.

6.06 Asset Transfer. On the Closing Date, Jackson will furnish to GCRI an opinion letter from its counsel that the transfer of assets to third parties prior to closing provided for in 2.01 is not in violation of the rights of any creditors of MJM.

6.07 Certificate. MJM will issue a written certificate to GCRI disclosing all events, conditions, and facts materially affecting the business prospects of MJM that have occurred in between the date of the instant Agreement and the Date of Closing.

6.08 Shareholder Approval. If GCRI shareholder approval of any part of the transaction is required, such approval shall exist prior to the Closing.

                                ARTICLE VII

                  SURVIVIAL OF WARRANTIES AND LIABILITIES

7.01 Continuing Representations. All statements of fact contained in this Agreement, or in any certificate, letter, document or other instrument delivered by or on behalf of MJM, Jackson or GCRI pursuant to this Agreement shall be deemed representation and warranties made by any such party, respectively, to each other party under this Agreement. The covenants and all inspections, exemptions or audits on behalf of the parties and the shares shall survive for a period of one (1) year following the Closing Date.

                                ARTICLE VIII

                               MISCELLANEOUS

8.01 Cooperation. GCRI, Jackson, and MJM shall each deliver or cause to be delivered to the other party such additional instruments as the other party may reasonably request for the purpose of consummating the transactions contemplated by this Agreement.

8.02 Successors and Assigns. This Agreement and the rights of the parties hereunder shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

8.03 Entire Agreement. This Agreement and the documents and instruments delivered pursuant hereto constitute the entire agreement and understanding between GCRI and Jackson and MJM and superseded any prior agreement or understanding relating to the subject matter of this Agreement. This Agreement may be modified or amended only by a written instrument executed by GCRI and Jackson and MJM.

8.04 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.05 Notices. All notices or communications required or permitted hereunder shall be in writing and may be given (i) by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) by a reputable overnight courier service, (iii) by facsimile (immediately confirmed by telephone) or (iv) by delivering the same in person to an officer or agent of such party. Notices shall be deemed to have been given (a) if sent by United States mail, on the third day following mailing, (b) if sent by overnight courier, on the business day following delivery by the sending party to the courier service, (c) if sent by facsimile, on the day the facsimile is confirmed as having been received or (d) if delivered in person, when delivered. Notices shall be addressed as follows:

     (a)  If to Jackson or MJM:

          William W. Jackson
          MJM Oil & Gas, Inc.
          100 N. Central Expressway, Suite 714
          Richardson, Texas 75080
          Telephone: 972.664.1070
          Facsimile: 972.664.1077

     (b)  If to GCRI:

          Golden Chief Resources, Inc.
          406 Griffith Avenue
          Terrell, Texas 75160
          Attn: Jim Landrum
          Telephone: 972.524.8215
          Facsimile: 214.754.9162


8.06 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its conflict of law principles; provided, however, that any provision for corporate restructuring will be governed by the law of the State in which the affected corporation is chartered. Any and all suits, legal actions or proceedings against any party to this Agreement arising out of this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Northern District of Texas or in any court of appropriate jurisdiction in Dallas County, Texas and each party submits to and accepts the jurisdiction of such courts for the purposes of any such suit, legal action, or proceeding.

8.07 Exercise of Rights and Remedies. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default bc deemed a waiver of any other breach of default occurring before or after that waiver.

8.08 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

8.09 Severability. Any term or provision of this Agreement that is, invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

8.10 Expenses. GCRI, Jackson, and MJM will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Jackson agrees that GCRI has not borne and will not bear any of Jackson's costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby and none of such expenses will be a liability of MJM on or after the date of the exercise of the Option. No part of Jackson's or MJM's expenses in this regard will be a liability of MJM on the Closing Date.

8.11 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless or the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

8.12 Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

8.13 Specific Performance. Each party acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter (subject to the provisions set forth in Section 6.6), in addition to any other remedy to which they may be entitled, at law or in equity.

8.14 Amendments. Neither GCRI nor MJM nor Jackson can amend this agreement as follows unless in writing and signed by all parties:

        (a) Extend the time for the performance under this Agreement of any of the obligations of any other party;

        (b) Waive any inaccuracies or misrepresentations contained in this Agreement or any document delivered pursuant to the Agreement made by any other party to this Agreement;

        (c) Assign this Agreement or any right created by the Agreement without the prior written consent of the other parties.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              "JACKSON"


                              /S/ William W. Jackson
                              William W. Jackson

                              "GCRI"

                              GOLDEN CHIEF RESOURCES, INC.


                              By:  /S/ James Landrum
                                James Landrum
                              Title:    President


                              By:  /S/ Michael H. McIlvain
                                 Michael H. McIlvain
                              Title:    Executive Vice President


                              MJM OIL & GAS, INC.


                              BY:  /S/ William W. Jackson
                                 William W. Jackson
                              Title:  President

                                EXHIBIT "A"

             To Plan of Acquisition Between MJM Oil & Gas, Inc.
                      and Golden Chief Resources, Inc.



              MJM Oil & Gas, Inc. Properties to Remain in MJM

1.   Dove Creek Field Leases - Irion, Schleicher and Tom Green Counties,
     Texas

2.   Breedlove Field Leases - Martin County, Texas

3.   JFS (Edwards) Field Properties - Dimmit County, Texas

4.   Panhandle Red Cave Field Properties   Moore, Potter Carson and
     Hutchinson Counties, Texas

5.   Fitzpatrick Lease Properties - Maverick County, Texas

6.   Damon Field Properties - Brazoria County, Texas



It is understood by the parties that MJM does not necessarily own a 100% interest in the above properties, but the actual ownership will be reflected in the reserve study prepared by a third- party petroleum engineering firm.

                                Exhibit "B"

                            EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into on this _____ day of ______, 2000, by and between Golden Chief Resources, Inc., a Kansas corporation with principal offices in Terrell, Texas, hereinafter referred to as "Company" and William W. Jackson, a resident of the City of __________, State of Texas hereinafter referred to as "Employee".

                      W I T N E S S E T H:

     WHEREAS, Company is a duly organized and existing corporation in the State of Kansas, and

     WHEREAS, Company desires to employ Employee, and employee desires to be employed by Company, upon all the terms and conditions as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

          1. Employment - Company hereby employs Employee, and Employee does hereby accept such employment, on the terms and conditions and for the term hereinafter set forth.

          2. Title and Position: - Employee shall be President of Company and shall assume such other positions and titles in Company's subsidiaries and affiliates as shall be mutually agreed between Company and Employee and as such shall have all of the duties, rights, responsibilities and privileges normally associated with those titles and positions.

          3. Effective Date of Employment - Notwithstanding the execution date of this Agreement, for all purposes, the effective date of employment shall be ___________

          4. Term of Employment Agreement - This Agreement shall be for a term of three (3) years, unless sooner terminated as hereinafter provided. At the Expiration Date, this Agreement shall be considered renewed for regular periods of one (1) year, provided neither party submits a notice of termination.

          5. Duties, Services, and Responsibilities - Following are the duties and services which employee shall be responsible to perform on behalf of the Company:

               a. Employee hereby agrees that during the term of this Agreement, and any renewals or extensions hereof, he will devote his full time and attention to the duties, responsibilities and services hereinafter described. This shall not preclude employee from being involved in other non-competing business enterprises and for which he is separately compensated in his off duty hours.

               b. The parties do hereby agree that Employee shall have the responsibility and the authority to:

                    i. Execute and perform the duties of President and Chief Operating Officer as set out in the Bylaws of the corporation and as they are normally understood to be in industry.

                    ii. Assist in the formation and securance of debt and equity capital; recruitment of key personnel; establishment of strategic business relationships; and all other resources necessary to fully execute the business plan of Company as may from time-to-time be modified and agreed.

          c. Employee will faithfully, and to the best of his skill and ability diligently perform all duties and services as may, from time to time, be assigned to him by Company, in addition to the duties and services related to his position described above in Paragraph 4 (b).

          d. Company reserves the right to establish reasonable rules and regulations restricting the conduct and performance of the duties and services of Employees and any and all other employees hired by Company, and to establish work schedules for Employee, and any and all other employees hired by Company. Employee agrees diligently to observe all rules, regulations and schedules, to carry out all orders, directions and Policies of Company, communicated to him in writing or orally, and to follow and abide by all rules, procedures, regulations or laws which may govern the business of Company, if any, by all applicable governmental authorities.

          e. Employee agrees, during the term of this Agreement, and any renewals or extensions hereof, to conduct himself in such a manner as not to bring himself or the Company in public or professional disrepute or dispute, or in any manner that would subject him or Company to public ridicule or scorn, or which would offend against public decency or morality.

          6. Compensation - Company agrees to pay and Employee agrees to accept as full and complete compensation for all services rendered by Employee under and pursuant to this Agreement, the following:

               a. A "Base Salary" of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) per year for the thirty-six months of this Agreement. The Company agrees to pay Employee said salary monthly in two equal installments, payable on the 15th and last day of each month that the term of this Agreement is in existence, or any renewals or extensions hereof; provided, however, no salary installment shall be considered delinquent if paid by Company on or before fifteen (15) days subsequent to the due date. The total salary shall continue at the same rates unless otherwise modified in writing by the parties.

               b. Employer represents and warrants to Employee that Employer shall adopt during fiscal year 2000 a medical and dental insurance plan to cover certain employees of Employer. Upon adoption, Employer shall include Employee in the hospital, surgical, medical, and dental benefit plan adopted by the Employer, a copy of which shall be attached to and incorporated by reference into this Agreement without the necessity of amendment hereto.
          Employer shall also purchase key man life insurance covering the life of Employee in an amount not less than $500,000.00. Benefits payable under the key man life policy purchased shall be payable equally to the Employer and the heirs of Employee as designated by Employee in accordance with the policy.

               c. Employee shall be entitled to participate with other employees of Company in all fringe benefits or incentive compensation plans authorized and adopted from time to time by Company, in the same amounts, and on the same basis as the other executive officers of company, including, without limitation, the following: a pension plan, a profit sharing plan, a medical reimbursement plan, a group life insurance plan, a disability income plan, or any other employee benefit plan adopted by Company on behalf of its employees from time to time. If the employment of employee is terminated for any reason whatsoever, other than death, Employee may, at his own election, acquire any insurance policies within 90 days after termination of his employment.

               d. Nothing herein contained shall be construed to prevent Company from paying to Employee a bonus or bonuses during the term hereof, or any renewals or extensions, if, in the sole judgment of Company, Employee warrants an additional bonus or bonuses.

               e. The Employee is authorized to incur reasonable business expenses for promoting the business of the Employer, including expenditures for entertainment, gifts, and travel, and including use and exploitation of any club membership of Employer. The Employer will reimburse the Employee for all such expenses upon the Employee's presentation and itemized account of such expenditures. Further, Employer shall reimburse Employee for Employee's reasonable costs of commuting to and from the workplace.

               f. Except by mutual agreement, all compensation paid to Employee hereunder shall be subject to the customary withholding taxes and other employment taxes as required by law with respect to compensation paid by a corporation to one of its employees.

               g. Employee shall be granted by the Board of Directors the following options to purchase shares of the Company's pre-split common stock as follows: 10,000,000 shares priced at $0.10 per share for a ten (10) year period, and 10,000,000 shares priced at $0.20 per share also for a ten (10) year period. Such option grants shall be executed separately, but made a part of this agreement.

               h. Employer shall provide Employee with automobile transportation during the term hereof. At the conclusion of any lease period for such automobile, Employer shall provide Employee with the option of either (i) continuing the lease with the lessor or (ii) acquiring the automobile, pursuant to the provisions of the lease agreement. In the event Employer purchases title to an automobile for the purpose of complying with this paragraph, then Employee shall be entitled to acquire title to the automobile by either assuming any purchase money note secured by the automobile or, if the automobile has not been financed by Employer, tendering the wholesale value as determined by the latest publication of the NADA book of automobile values to Employer. Until such time as a vehicle is secured, Employee shall be paid a car allowance of $500 per month, and shall be reimbursed for actual operating expenses of said vehicle.

               i. Employer represents and warrants to Employee that in the event Employer shall acquire membership to a country club, health club, dinner club or other entertainment, sports or golf club of any nature, that Employee and Employee's family shall be registered on such membership as users thereof and entitled to all the benefits of membership for the term of this Agreement. Expenses incurred by Employee while exploiting such membership that are incurred while conducting business for the benefit of Employer shall be paid by Employer. Expenses incurred by Employee or Employee's family while exploiting such membership for personal or family benefit shall be paid by Employee.

               j. The Employer shall indemnify and defend the Employee for and against any and all losses sustained by the Employee as a direct result of, or in any way connected with, the discharge of his duties required by this Agreement.

               k. The Employer will provide the Employee with a private office, secretarial and stenographic services, and any other facilities and services as reasonably requested by Employee and as are suitable to the Employee's position or required for the performance of his duties. At will, Employee shall be entitled to acquire such facilities and services as determined by Employee to be reasonable.

               l. Employer shall provide Employee with any and all corporate and other records, data, information, filings, reports, memoranda, resolutions, Articles of Incorporation, by-laws, accountings, financial publications and any other material of any kind or character of Employer (collectively the "Records"), including Records of any partner, parent, affiliate, division or other entity having any interest whatsoever in the affairs and business of Employer, as, requested by Employee for the fulfillment of his employment.

          7.   Time Off From Employment Duties

               a. Employee shall be allowed time off from his employment duties without loss of compensation during the primary term of this Agreement, or any renewal or extended term thereof, as follows: (i) Employee shall be allowed fifteen (15) days during the first and second years of employment; and (ii) Employee shall be allowed twenty (20) days thereafter the same constituting "Vacation Leave". In addition to said Vacation Leave, Employee shall be entitled each year to the following paid holidays: July 4th (Independence Day), Memorial Day, Labor Day, Good Friday, Thanksgiving Day, Friday after Thanksgiving Day, Christmas Day and New Year's Day. Employee understands and agrees that working days and time off from employment duties granted hereby shall not be cumulative from term to term.

               b. Employee shall be entitled to the standard Company policy regarding "Sick Leave".

          8.   Termination of Employment

               a. The Board of Directors of Company only, shall have the right to terminate the employment of Employee, at any time, without notice, in the event of the following contingency:

                    i. This Agreement may not be terminated by Employer except upon final conviction of Employee in a court of last resort for a felony involving one or more crimes of moral turpitude or theft of Employer's property. Employer acknowledges the receipt and sufficiency of adequate and valuable consideration for releasing any right to terminate this Agreement other than as aforesaid.

               b. Upon termination as in (i) above, Employee shall be entitled to receive only the compensation accrued but unpaid as of the date of termination and shall not be entitled to additional compensation by way of severance pay, accrued but unused vacation pay or otherwise.

               c. Employee shall, on the date of termination hereof regardless of how such termination shall occur, deliver to an officer of Company all equipment and supplies, books, information systems, customer lists, inter-company trade secret documentation or memoranda, or any other items of personal property, of any nature whatsoever, as may have been furnished by Company to Employee for his use and/or, benefit in connection with Company's business or otherwise and shall vacate the offices and other facilities as may be furnished by Company to Employee.

               d. In the event Company terminates this Agreement for a reason other than as set forth in Paragraph 8 (a) (i), above, Employee shall be entitled to receive severance payment of 24 months salary plus an amount equal to 50% of all performance bonuses earned during the previous 12 months, and shall be granted such stock due under option grants for Company common stock as yet unexercised.

               e. In the event Company is acquired or a change of control occurs, Employee has the right upon written notice within ninety
          (90) days of such event, to terminate this Agreement and receive a severance package consisting of those listed in (d) directly above, along with any and all benefits that would accrue to Employee pursuant to state or federal law.

               f. Although Employer cannot terminate this Agreement or Employer's obligations hereunder other than as expressed in paragraph 8 (a) (i) above, Employer is permitted to replace Employee with another or effect a change in Employee's employment during the term hereof. In the event that Employer replaces Employee or otherwise effects a change in Employee's position as expressed herein at any time, the Employee shall be entitled to the compensation that would have been earned by the Employee and the benefits expressed herein had no replacement or other change been effected and such replacement or change in position shall not terminate or in any way prejudice any stock options provided Employee as required hereunder. Upon such replacement or change, Employer's obligations to Employee hereunder shall not extinguish for three (3) years due to the continuing term of this Agreement as expressed in Paragraph 4 above.

          9. Trade Secrets During the term of employment, the Employee will have access to and become familiar with various trade secrets, consisting of patents, patents pending, formulas, devices, secret inventions, processes, and compilations of information, records, and specifications, owned by the Employer and regularly used in the operation of the business of the Employer. The Employee shall not disclose any such trade secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of his employment. All files, records, documents, drawings, specifications, equipment, and similar items relating-to the business of the Employer, whether or not prepared by the Employee, shall remain the exclusive property of the Employer and shall not be removed from the premises of the Employer under any circumstances without the prior written consent of the Employer.

          10.  Miscellaneous Terms, Covenants and Agreements

               a. Relationship of the Parties. The parties hereto do hereby stipulate and agree that the relationship created by this Agreement between Company 'and Employee is strictly that of an employer and employee and nothing more. Nothing herein contained shall be construed to create the relationship of partners, joint venturers or otherwise, between Company and Employee, or between any other employees of Company and Employee.

               b. Notice. Any notices or other communications required or which may be given under the terms of this Agreement, unless otherwise specifically provided herein, shall be reduced to writing and sent by registered or certified mail, postage prepaid and if directed to Company, addressed to it at its principal office in the City of Terrell, State of Texas, which, at the time of the execution of this Agreement, is as follows:

                 Golden Chief Resources, Inc.
                 406 Griffith Avenue
                 Terrell, Texas  75160

          and, if directed to Employee, addressed to him at the following address:

                 William W. Jackson
                 100 N. Central Expressway
                 Richardson, Texas  75080

               Either party hereto may, by prior written notice to the other, change the place or person to whom any notice or communication shall be given hereto. Except as may otherwise be provided by the express terms hereof, the date of service of any notice or other communication hereunder shall be the date upon which the same is received by the party to whom addressed,, provided however a written notice that is given hereunder by registered or certified mail which shall go unclaimed shall be deemed to be received by the party to whom addressed on the date of the first notice of attempted delivery by the United States Postal Service.

               c.   Waiver of Breach.  No  waiver  of  any   of   the
          provisions hereof shall be binding unless first reduced to writing and signed by the party or parties sought to be charged therewith. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times by either party hereto.

               d. Applicable Law. This Agreement has been executed in the State of Texas and shall be performed principally within said State; and as a result thereof the same shall be construed in accordance with the laws of the State of Texas and shall be enforceable only in the courts of said state.

               e. Amendment or Modification. No amendment or modification of the term of this Agreement shall be binding upon any party hereto unless first reduced to writing, approved by the Board of Directors and executed by Employee and the President of the Company.

               f. Entirety This Agreement constitutes the entire understanding and agreement by and between the parties hereto relative to the subject matter set forth herein. No prior negotiations, statements, warranties, representations or agreements, oral or written, not specifically set forth or incorporated herein, shall be permitted to alter or vary or add to the written terms of this Agreement, nor shall the same be binding upon any party hereto.

               g. Assignability. This Agreement shall not be assigned in whole or in part by Employee, nor may any of the monetary consideration or compensation payable hereunder be assigned in whole or in part without the prior written consent of Company.

               h. Succession. The Agreement shall be binding upon and inure to the benefit of Employee, his heirs, legal and personal representatives and shall be binding upon and inure to the benefit of Company, its successors and assigns.

               i. Partial Invalidity. In the event any provision of this Agreement or any amendments or modifications hereof shall be held to be invalid by a court of competent jurisdiction over the enforceability or the terms of this Agreement, the same shall not affect, in any respect whatsoever, the validity of the remaining provisions of this Agreement.

               j. Ownership. Nothing herein contained shall be construed expressly or implied, to give Employee any direct interest in the tangible or intangible assets of Company.

               k. Paragraph Headings. All paragraph titles or captions contained herein are for convenience only and shall not be deemed a part hereof or be utilized to explain, modify or interpret any of the provisions hereof.

               l.   Duplicate Originals.   Any fully executed copy of this
          Agreement shall be deemed for all purposes to be a duplicate original hereof.

               m. Attorneys Fees. In the event of any litigation, arbitration or other dispute arising out of this Agreement, the prevailing party will be entitled to recover all costs and attorneys fees incurred including those incurred in any appeals.



IN WITNESS WHEREOF, the parties hereto have signed and executed this Agreement on the day and year first above written.

                              COMPANY

                              Golden Chief Resources, Inc.


                              BY:____________________________________
                                  M. H. McIlvain
                                  Executive Vice President

                              EMPLOYEE


                              _______________________________________
                              William W. Jackson